EXHIBIT 10.27.2++

SERVICES AGREEMENT

This Services Agreement (“Agreement”), effective as of June 13, 2014, (“Effective Date”) is entered into by and between:

General Motors Holdings LLC (Customer)
and
Telenav, Inc. (Supplier)

Agreement

1. Statement of Work; Service Levels
Supplier agrees to provide the services (the “Services”) described in the Statement of Work attached as the Statement of Work Exhibit at the service levels described in the Service Levels Exhibit, and in accordance with the terms of this Agreement. Services will be performed by competent, properly trained and licensed personnel, and will be of professional quality, consistent with generally accepted industry standards for the performance of such services. Supplier shall ensure that it has all necessary resources to provide the Services at the Service Levels. Supplier agrees that Customer is entitled to obtain and use the Services for Customer benefit and for the benefit of Customer’s Affiliates. Customer’s Affiliates and their respective employees are entitled to use the Services in accordance with this Agreement and have and are entitled to all rights, benefits, and protections granted to Customer pursuant to this Agreement with respect to such Services. Customer is responsible for compliance by Customer Affiliates with the terms and condition set forth in this Agreement. “Customer Affiliates” as used herein means any company or entity in which Customer owns (directly or indirectly) at least five percent (5%) of the voting stock.

2. Deliverables; Rights
Deliverables shall mean any works created for or on behalf of Customer or any written work product and other materials that Supplier delivers to Customer (the “Deliverables”). Customer shall be the owner of all rights in Deliverables, including, but not limited to, domain names, trade names, trademarks, service marks and copyrights, both as works in process and as finished products. Any copyright covering such materials, if registered, shall be registered in the name of Customer. Customer shall have the right to make use of the Deliverables, as it shall determine, without payment of any compensation to Supplier other than as provided in this Agreement.

To the extent that any preexisting materials of Supplier or any subcontractor of Supplier is contained in the Deliverables or in any application programming interfaces (APIs) provided by Supplier to Customer, Supplier grants to Customer an irrevocable, worldwide, royalty-free, full-paid, perpetual license to such preexisting materials. To the extent that Supplier utilizes any of its or a subcontractor’s property (including, without limitation, any hardware or software of Supplier or a subcontractor or any proprietary or confidential information of Supplier or subcontractor or any trade secrets of Supplier or a subcontractor) in performing Services under this Agreement, such property remains

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2++

the property of Supplier or its subcontractor and, except for the license granted to Customer in the preceding sentence, Customer will acquire no interest or right in such property.

Supplier represents and warrants that it has all necessary rights to grant Customer the rights to the Deliverables as set forth above. Supplier will obtain all necessary employee or third-party agreements to ensure that it has such rights, including, without limitation, any moral rights.

Supplier agrees to defend, hold harmless and indemnify Customer, its successors and customers against any third party claims of infringement (including patent, trademark, copyright, industrial design right, or other proprietary right, or misuse or misappropriation of trade secret) and resulting damages and expenses (including reasonable attorney’s and other professional fees) arising in any way in relation to the Services or the Deliverables. Supplier expressly waives any claim against Customer that such infringement arose out of compliance with Customer’s specification.

In the event an injunction is sought or obtained against use of the any Deliverables or in Customer’s opinion is likely to be sought or obtained, Supplier will promptly, at its option and expense, either (A) procure for Customers and assignees of this Agreement, the right to continue to use the infringing Deliverables, or (B) replace or modify the infringing Deliverables to make its use non-infringing while being capable of performing the same function without degradation of performance and without interference to end users. Supplier will have no indemnity obligation under this section if the claim(s) of infringement is based upon (i) a modification of the Deliverables made solely by Customer, a Customer Affiliate, or a third party service provider without any direction or control of Supplier or any knowledge of this intended use of the Deliverable; (ii) the continued use of the Deliverables by Customer or a Customer Affiliate for greater than a reasonable period of time after a non-infringing alternative with no loss of functionality has been made available by Supplier for installation at Supplier’s sole expense and without any interference to end users unless first approved in writing by Customer; (iii) use of the Deliverables in violation of the terms of this Agreement; or (iv) the use of the Deliverables (other than an intended use known to Supplier) in combination with other software or data, provided that the Deliverables are not any cause of a claim.

With respect to the above indemnification obligation, Customer shall (i) timely notify Supplier in writing of any such claims; (ii) provide Supplier (at Supplier’s expense) with reasonable assistance and all information in Customer’s control as required to assist Supplier in defending such claims; (iii) grant to Supplier reasonable control of the defense (with reasonable consultation with Customer) and any settlement of any such claim, as long as any settlement does not impose an obligation on Customer; and (iv) as long as Supplier is in full satisfaction of its obligations under this Agreement, not make any agreement or compromise materially affecting defense of the claim without prior written consent of Supplier.

3. Compensation; Payment; Taxes
A. Compensation
Customer will compensate Supplier for the Services as set forth on the schedule attached as the Pricing and Compensation Exhibit. The payments set forth in the Pricing and Compensation Exhibit are the full and complete compensation to be paid Supplier for the Services and the Deliverables.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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Supplier will be paid as set forth in this Agreement, but such payments may not exceed the price estimate stated in the Pricing and Compensation Exhibit without Customer’s written approval. Customer will also reimburse any reasonable and necessary out-of-pocket travel costs in accordance with Customer’s Travel Guidelines (a copy of which has been received by Supplier), as well as the cost of any approved subcontracted Services. All such costs must be previously approved by Customer in writing and will be billed without mark-up. Appropriate supporting documentation must accompany all invoices.

B. Payment
Invoices shall be submitted by Supplier, and paid by Customer, in accordance with the Statement of Work. Payment date shall be [*****], with disbursements occurring on a [*****] payment cycle. Payment will be triggered upon Customer’s receipt of (a) goods or (b) a valid invoice.
C. Taxes
(i). Tax Assessed on Supplier. Supplier shall be responsible for all taxes assessed on Supplier’s income and/or gross receipts (such as the Ohio Commercial Activity Tax), net profit or loss, capital, franchise, or any derivative thereof with no recovery from Customer for any such taxes. In the event a jurisdiction requires Customer to withhold tax from Customer’s payment to Supplier, Customer shall provide Supplier with appropriate documentation, and Supplier shall apply the tax withholding as a payment by Customer to Supplier. Customer shall not “gross-up” any payment for withheld taxes.
(ii). Tax Assessed on Customer. Customer shall be responsible for [*****] (“[*****]”) assessed or levied on Customer, pursuant to local applicable tax law, in relation to the provision of the Services and/or charges under this Agreement, provided that [*****], Customer shall be responsible [*****]. Customer shall not be responsible for [*****]. Supplier shall be responsible for [*****]. Supplier shall use reasonable efforts to [*****]. Supplier shall [*****]. Supplier will not [*****]. Supplier agrees to [*****].
(iii). Real and Personal Property Tax. Customer and Supplier each shall bear sole responsibility for all taxes, assessments and other property-related levies on its owned or leased real property.
(iv). Cooperation. The parties shall work together to generate tax efficiencies and to minimize all taxes associated with the performance of the Agreement and Supplier should structure its contracts, and invoices, such that services performed within, or goods procured within, a given jurisdiction should be directly billed to the Customer Affiliate that is the recipient of these products and/or Services.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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(v). Local Participation Agreement.    Upon the request of Customer or a Customer affiliate, Supplier shall enter into a local participation agreement with Customer or a Customer affiliate. Supplier shall provide separate invoicing to Customer and Customer Affiliate as directed in the local participation agreement and Supplier shall accept separate payment from Customer and Customer affiliate. Such local participation agreement may be modified by applicable local tax laws and/or legal requirements where necessary to comply with local laws.

(vi). Penalty and Interest Indemnity. Supplier agrees to pay and to hold Customer harmless against any penalty or interest that may be assessed or levied as a result of the failure or delay of Supplier to file any return or information required by law, rule or regulation.

4. Change Control
Supplier will perform change control functions to control and manage changes in the operation of the Services, including any changes requested by Customer. Supplier will be responsible for management and coordination of all changes to the Services.

Supplier will employ procedures for change, coordination, review and reporting that are designed to minimize the business impact and risk to Customer of any change activity (“Change Control Procedures”). This effective change control process will facilitate effective coordination and communication across groups, sites and regions. Clear ownership for individual changes must be maintained throughout the process, with regular and appropriate progress updates communicated back to those affected.

Supplier will follow the Change Control Procedure described in the attached SOW BPO G001 GM Governance Model Exhibit in order to uniquely identify, describe and track the status of each change request. A Change Control Committee comprised of Supplier and Customer representatives will review all requests. No change will be implemented without Customer's approval except as may be necessary on a temporary basis to maintain the continuity of the Services.

To the extent the proposed change can be reasonably accommodated within the specified existing level of resources, not including overtime work, then being used by Supplier in performing its obligations hereunder, and without degradation of Supplier’s compliance with all applicable performance requirements, the charges payable by Customer under the Agreement will not be increased. To the extent a change proposed by either party will reduce Supplier’s cost to fully perform its obligations hereunder, the charges payable by Customer under the Agreement will be equitably adjusted to reflect such projected cost savings. Any increase in price or time for performance resulting from any proposed change will be equitably adjusted by Customer after receipt of documentation in such form and detail as Customer may direct.

5. Confidentiality
For purpose of this Section 5, Customer’s Information means all information (oral or written) and documents and data (in any medium) that have been furnished to Supplier by Customer, or have been developed or collected by Supplier in connection with the Services, including, but not limited to, all end user data collected by Supplier and “Personally Identifiable Data,” as defined in Section 6. Customer is willing to disclose Customer’s Information and to permit Supplier to collect or develop Customer’s Information only with the understanding that Supplier will maintain its

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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confidentiality and will otherwise comply with all provisions of this Agreement. Supplier acknowledges that Customer's Information is being disclosed to Supplier for the sole purpose of permitting Supplier to perform the Services, and agrees that it will not use or disclose Customer’s Information for any other purpose. In addition, Supplier agrees that, except as may be required by law, it will not disclose, disseminate or otherwise make available Customer's Information to anyone, other than to those employees who have a need to know it in order for Supplier to fulfill its obligations under this Agreement, without the prior written agreement of Customer.

Supplier will not transfer Customer Information to any subsequent tier supplier unless there is a legal basis for such transfer under applicable laws. By way of example and not limitation, Customer Information originating from a European Union country shall not be transferred to a subsequent tier supplier unless such subsequent tier supplier is located in a country deemed to have “adequate” data protection laws or is otherwise permitted to have European Union source data transferred to it. (See also, Section 26.)

Supplier shall provide for the physical, managerial and electronic security of Customer’s Information such that Customer’s Information is reasonably maintained and secured, ensuring it is safe from loss, theft, unauthorized access, copying, modification, use or disclosure during utilization, transmission and storage. Should any unauthorized breach occur, Supplier shall notify Customer as soon as reasonably practicable, but no later than [*****] after Supplier becomes aware of such breach

At Customer’s request or upon completion of Supplier's use of Customer's Information, Supplier will return all copies of Customer’s Information to Customer or, at Customer's request, will destroy Customer’s Information and certify such destruction to Customer. If Customer requests the destruction of any Customer’s Information, then Supplier will perform the destruction in accordance with Customer’s instructions and will: (i) use the destruction methods authorized by Customer (e.g. shredding or burning or electronic erasure); ii) protect the confidentiality of Customer’s Information during the destruction process; (iii) not sub-contract the destruction work without the prior written authorization of Customer; and (iv) provide Customer with a destruction record confirming which Customer’s Information has been destroyed, when, where and how. Supplier may retain a copy of Customer’s Information for archival purposes only subject to Supplier’s continuing obligations under this Section 5.

Supplier further agrees to defend, indemnify and hold Customer harmless from any liability claims, damages, fines, penalties, costs, claims, demands and expenses (including costs of defense, settlement and reasonable legal fees), arising from or related to any breach of Sections [*****] by Supplier or Supplier's employees. Supplier shall have the right to control such litigation or claim (including the right to settle), subject to the consent of Customer, which consent will not be unreasonably withheld or delayed.

Supplier recognizes that the disclosure of Customer’s Information may give rise to irreparable injury and acknowledges that remedies other than injunctive relief may not be adequate. Accordingly, Customer has the right to seek equitable and injunctive relief to prevent the unauthorized disclosure

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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EXHIBIT 10.27.2++

of any Customer’s Information, as well as such damages or other relief as is occasioned by such unauthorized use or disclosure.

In the event Supplier is required to disclose Customer’s Information in connection with any judicial proceeding or government investigation, then Supplier shall promptly notify Customer and allow a reasonable time before Supplier is required to disclose, for Customer to seek a protective order from the appropriate court or government agency. Thereafter, Supplier may disclose Customer’s Information but only to the extent required by law, subject to any applicable protective order.

In addition, Supplier recognizes that its close association with Customer's personnel and access to Customer's Information in the course of performing this Agreement may enable Supplier to evaluate publicly available information about Customer from an insider's perspective and that Customer's proprietary information would be revealed if such evaluations were published. Therefore, Supplier agrees not to publish, or help anyone publish, anything whatsoever about Customer concerning the subject matter of this Agreement, except with the prior written consent of Customer.

For the avoidance of doubt neither Customer nor Supplier shall be prevented from making use of know-how and principles learned or experience gained of a non-proprietary and non-confidential nature.

Information that Supplier deems confidential will be transmitted only to Customer’s Program Manager in writing or a designee authorized in writing to accept such information. At the time of such transmission, Customer’s Program Manager will decide (i) if Customer agrees that the information is confidential, (ii) if Customer needs the information, and (iii) if the answers to (i) and (ii) are yes, what restrictions will be placed on its distribution within Customer. If the answers to (i) and (ii) are not yes, Customer’s Program Manager will promptly notify Supplier and any information considered by Supplier to be confidential which is disclosed to Customer’s Program Manager shall be promptly returned to Supplier. To the extent that items submitted to Customer by Supplier are marked “Vendor Confidential” or words to that effect, such notation will serve as notice to third parties only and will create no obligation upon Customer.

In the event Customer does accept such information, Customer agrees that it shall treat the information with the same degree of care as it treats like information of its own, for a period of [*****] after disclosure.

6. Supplier’s Collection and Handling of Personally Identifiable Data
Customer has privacy statements (“Privacy Statements”) in place that explain to third parties, such as customers, potential customers and employees, how Customer handles their “Personally Identifiable Data,” that is, any individually identifiable data from or about a person or data which, when associated with other data in the hands of or available to Supplier, allows for either identification of an individual or for an increase in data about an identified or identifiable individual. Personally Identifiable Data shall include, but not be limited to: [*****].

Supplier shall treat the Personally Identifiable Data as Customer’s Information under Section 5. In addition, Supplier recognizes that certain laws that may be applicable allow Data Subjects (i.e. any individual to whom Personally Identifiable Data relates) the right to access, correct or have deleted

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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certain Personally Identifiable Data, as well as to make and change certain choices with respect to the permissible use or disclosure of Personally Identifiable Data. To ensure that requests from Data Subjects are expeditiously handled, Supplier agrees that any such request for access, change, deletion, correction, or choice modification of Personally Identifiable Data made by or through Customer, or made pursuant to procedures established by Customer, be effected in a manner which will result in completion of the action in a period no longer than [*****] from the date upon which the action is requested of Customer, inclusive of any time required by Supplier’s subcontractors. Supplier shall notify Customer as soon as reasonably practicable, generally within [*****] (but not later than [*****]), after Supplier receives any request from a third party to access, correct, have deleted or change choices with respect to Personally Identifiable Data.

Supplier shall name a person responsible for all Customer Information in its possession or under its control and for ensuring that the terms of this Agreement with respect to Customer Information are fully complied with.

Upon Customer’s request, Supplier shall certify in writing its compliance with the foregoing. In addition, Supplier shall allow the audit of its obligations under this Agreement by Customer or its authorized representative.

Supplier further agrees to cooperate fully with Customer in connection with any investigations, audits or information requests that may be made in connection with applicable laws.

7. Third Party Agreements; Subcontracting
Attached as the Third Party Agreements Exhibit, is a list of all third party agreements to which Supplier is a party that will affect or be affected by the provision of the Services (the "Third Party Agreements"). Supplier shall provide Customer with copies of the agreements and any amendments or changes thereto, to the extent permitted by the terms thereof. Supplier shall abide by, and comply with, the terms of the Third Party Agreements.

Each Party shall promptly upon discovery inform the other of any breach of, or misuse or fraud in connection with any Third Party Agreements and shall cooperate with each other to prevent or stay any such breach, misuse or fraud.

Supplier shall be responsible for: (i) notifying Customer of any performance obligations, and maintaining any warranties, under the Third Party Agreements; (ii) interfacing with the supplier, including problem resolution in respect of the services provided under the Third Party Agreements; and (iii) providing Customer reasonable notice of any renewal, termination or cancellation dates and charges in respect of the Third Party Agreements. At Supplier's request and with Customer's written consent, Supplier shall, to the extent permitted by the Third Party Agreement, modify, terminate or cancel the Third Party Agreement. Any modification, termination or cancellation charges or charges imposed upon Supplier in connection with any such modification, termination or cancellation shall be borne by Supplier.

Customer may contact, and have access to information from, third party suppliers of services. In addition, Customer reserves the right to review the competitiveness of such third party suppliers.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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Such review may involve joint activities of Customer and Supplier (co-sourcing). When requested by Customer, Supplier shall participate in any co-sourcing process and shall provide all necessary support, at no charge to Customer.

Supplier will not subcontract a material portion of its obligations under this Agreement without Customer’s written consent. If Customer consents to a subcontracting arrangement, Supplier’s agreement with the approved subcontractor shall be deemed to be a “Third Party Agreement” subject to this Section 7.

8. Continuous Improvement and Best Practices
Supplier shall: (i) on a continuous basis, as part of its total quality management process, identify ways to improve the quality, service, performance standards and technology for the Services, including through participation in initiatives of Customer's Worldwide Purchasing; and (ii) identify and apply proven techniques and tools from other installations within its operations that would benefit Customer either operationally or financially. Supplier shall use commercially reasonable efforts to advise Customer of any new developments relating to the Services, including services, products and processes, that could reasonably be expected to have an impact on Customer's business, and shall, upon Customer's request, assist in the evaluation and testing of such developments in connection with the Services. Implementation of any of the above shall only be made in accordance with Section 4. Without limiting the foregoing, Supplier shall use reasonable efforts to inform Customer of any new services, products and processes Supplier is developing or trends and directions of which Supplier is aware that may be relevant to Customer's business.

9. Competitive Assessment - Benchmarking Procedure
Customer shall have the right, at any time, at its cost, to benchmark any of the Services to ensure that the Services, including Services provided by third party suppliers, are competitive with respect to price, quality, service, performance standards, and technology. Customer shall consult with Supplier in advance concerning the definition and specifications of each Service provided by Supplier which Customer desires to subject to the benchmarking process, but Customer shall make the final decision on such definition and specifications. Supplier shall, at Customer's request, prepare and provide, or cooperate with Customer's reasonable requests, in the preparation of comparative competitive information. If the results of the benchmark show, in Customer's reasonable judgment, that Services provided by Supplier are not competitive with respect to price, quality, service, performance standards and technology, then Customer shall provide Supplier with a copy of the benchmark results.

Upon receipt of the benchmarking results, Supplier shall be given a [*****] period (or such other period as may be agreed in writing) to review the results and discuss with Customer any disagreement with the benchmark results. At the end of such review period Supplier shall be given the opportunity to propose a plan to address any/all of the benchmark results that Supplier agrees show Supplier to not be competitive. Such plan will be delivered to Customer within [*****] of the end of the review period specified above or such other period as shall be agreed between by Customer and Supplier in writing. Customer must accept or reject the plan within [*****] of receipt. If Customer accepts the plan, Supplier must implement the plan in strict accordance with its terms. If (i) Customer rejects the plan, or (ii) Customer accepts the plan and Supplier fails to deliver in line with the plan, then Customer, at its option, may immediately terminate the Services pursuant to Section 16(B).

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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10. Exclusive Services; Key Employees; Supplier’s Personnel at Customer Sites
Unless otherwise agreed, Supplier agrees that it will not, during the Term assign those persons who are listed as Key Employees in Appendix A to perform similar services for a competitor in the same line of business as Customer. This clause is subject to any limitations imposed by local law.

In addition, if applicable, the parties may designate certain employees as key employees in Appendix A Supplier Contract Manager, Key Employees, Competitive Process of this document. Before assigning an individual as a Key Employee, whether as an initial assignment or as a replacement, Supplier shall notify Customer of the proposed assignment, and shall introduce the individual to appropriate representatives of Customer and shall provide Customer with a resume and other information regarding the individual that may be reasonably requested by Customer. Supplier's appointment of a Key Employee shall be subject to Customer's written consent. Supplier and Customer shall meet as appropriate to update the list of Key Employees.

Supplier shall not reassign or replace any Key Employee for [*****] after his or her designation as a Key Employee, or with respect to Key Employees who are identified by the Customer Project Manager as important to a particular project, prior to the time that such project is completed to the reasonable satisfaction of Customer, except for the reasons set forth below: (i) replacement or reassignment of a Key Employee pursuant to Customer's written consent to such reassignment; (ii) Key Employee's voluntary resignation from Supplier; (iii) dismissal of Key Employee by Supplier for misconduct (e.g. fraud, drug abuse, theft); or (iv) inability of Key Employee to work due to sickness or disability. Other than for the reasons specified in the immediately preceding sentence, Supplier may only replace or reassign a Key Employee after [*****] notice to Customer. If Supplier replaces or reassigns a Key Employee in violation of this provision, in addition to whatever rights and remedies Customer may otherwise have, Supplier shall be responsible: (i) for replacing such Key Employee within [*****] of the last day of such Key Employee's employment with Supplier; and (ii) for training such Key Employee's replacement at Supplier's sole expense.

Supplier shall not without Customer's written consent (such consent not to be unreasonably withheld) move more than [*****] of the Key Employees from Customer's account during a [*****], except as a result of the termination or expiration of the Agreement or as a result of a written request for reduction of Services.

When, in the performance of this Agreement, Supplier’s personnel are to be located at Customer sites, Supplier will furnish a complete list of all personnel to be located at Customer sites and Supplier shall be responsible for all actions of its personnel. Supplier agrees to comply with all regulations and policies at Customer sites, and Customer reserves the right to bar employees, representatives or agents of Supplier from Customer sites for failure to observe such regulations and policies. Supplier’s personnel shall in no event be considered employees of Customer; Supplier will remain responsible for all wages, taxes, benefits, payroll deductions, remittances, and other obligations with respect to its personnel.

11. Information Gathering Practices; Ethical Representation
Without limiting Section 26, Supplier hereby agrees that its acquisition, use or disclosure of information on behalf of Customer shall be in compliance with all applicable laws and any information security or other policies or procedures related to Personally Identifiable Data that Customer may provide to Supplier and, in addition, shall be in compliance with the following ethical principle excerpted from Customer Guidelines For Employee Conduct:

“[*****]”

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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Supplier further agrees that in the performance of Services under this Agreement Supplier’s actions shall not in any manner be contrary or detrimental to the best interests of Customer or its affiliated companies, and that Customer shall be the sole judge of all such actions. In performing Services Supplier shall not take any action in violation of the U.S. Foreign Corrupt Practices Act and shall make no payment or transfer anything of value, directly or indirectly, to any employee or a government or instrumentality thereof, international organization, political party or official or candidate thereof, to influence any decision to obtain or retain business or secure other advantage. Supplier shall inform Customer of any laws in the nature of lobbying registration or disclosure which may be found to apply to the Services, and assist Customer in its consideration of and compliance with any such requirements.

12. Malicious Software.
Supplier specifically warrants and agrees that Supplier will not introduce malicious software into Customer’s equipment, database(s) or network(s). In the event that Supplier introduces malicious software, Supplier will work with Customer to immediately remove such malicious software from all infected equipment, database(s) and network(s) and will restore such equipment, database(s) and network(s) to their original state.

13. [*****] and [*****];
Attached as [*****] are Customer’s [*****] with respect to [*****] and [*****] when Services or Deliverables include the [*****] or [*****] of [*****] or [*****]. Also attached are [*****] and [*****], which set forth Customer’s [*****] when [*****] is licensed to Customer as part of the Services under the Service Contract and when [*****] will be provided to Customer as part of the Services under the Service Contract respectively.

14. Force Majeure.
Any delay or failure of either party to perform its obligations shall be excused if Supplier is unable to produce, sell or deliver, or Customer is unable to accept delivery, buy or use, the goods or services covered by this Agreement, as the result of an event or occurrence beyond the reasonable control of the party and without its fault or negligence, including, but not limited to, acts of God, actions by any governmental authority (whether valid or invalid), fires, floods, windstorms, explosions, riots, natural disasters, wars, sabotage, labor problems (including lockouts, strikes and slowdowns), inability to obtain power, material, labor equipment or transportation, or court injunction or order; provided that written notice of such delay (including the anticipated duration of the delay) shall be given by the affected party to the other party as soon as possible after the event or occurrence (but in no event more than [*****] thereafter). During the period of such delay or failure to perform by Supplier, Customer, at its option, may purchase goods and services from other sources and reduce its schedules to Supplier by such quantities, without liability to Supplier, or have Supplier provide the goods and services from other sources in quantities and at times requested by Customer, and at the price set forth in this Agreement. In addition, Supplier at its expense shall take such actions as are necessary to ensure the supply of goods and services to Customer for a period of at least [*****]during any anticipated labor disruption or resulting from the expiration of Supplier’s labor contract(s). If requested by Customer, Supplier shall, within [*****], provide adequate assurances

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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that the delay shall not exceed [*****]. If the delay lasts more than [*****]or Supplier does not provide adequate assurance that the delay will cease within [*****], Customer may immediately terminate this Agreement without liability.

15. Term
Unless earlier terminated as provided in Sections 16 and 17, this Agreement is effective as of the date of the last signature below, and will have an initial term ending on December 31, 2019. The foregoing notwithstanding, this Agreement may be terminated as provided in Section [*****].

16. Termination for Insolvency; Breach or Nonperformance

A. Insolvency
Customer may immediately terminate this Agreement without liability to Supplier in any of the following or any other comparable events: (i) insolvency of Supplier; (ii) filing of a voluntary petition in bankruptcy by Supplier; (iii) filing of any involuntary petition in bankruptcy against Supplier; (iv) appointment of a receiver or trustee for Supplier; or (v) execution of an assignment for the benefit of creditors by Supplier, provided that such petition, appointment or assignment is not vacated or nullified within [*****] of such event. Supplier agrees that it shall reimburse Customer for all costs incurred by it in connection with any of the foregoing, including, but not limited to, all attorney’s or other professional fees.

B. Termination for Breach or Nonperformance; Sale of Assets or Change in Control.
Either party may immediately terminate this Agreement without liability to the other party if the other party repudiates or breaches any of the terms of this Agreement, and does not correct such failure or breach within [*****] after receipt of written notice from the non-breaching party. In addition, Customer may terminate this Agreement upon giving at least [*****] notice to Supplier, without liability to Supplier, if Supplier (i) sells, or offers to sell, a material portion of its assets, or (ii) sells or exchanges, or offers to sell or exchange, or causes to be sold or exchanged, a sufficient amount of its stock that effects a change in the control of Supplier.

17. Termination for Convenience
In addition to any other rights of Customer to terminate this Agreement, Customer may, at its option, immediately terminate all or any part of this Agreement, at any time and for any reason, by giving written notice to Supplier. Upon such termination, Customer shall pay Supplier for all Services performed that have not been paid as of the date of termination. Customer shall not be liable for and shall not be required to make payments to Supplier, directly or on account of claims by Supplier’s subcontractors, for loss of anticipated profit, unabsorbed overhead, interest on claims, product development and engineering costs, facilities and equipment rearrangement costs or rental, unamortized depreciation costs, or general and administrative burden charges from termination of this Agreement. Within [*****] from the effective date of termination, Supplier shall submit a comprehensive termination claim to Customer, with sufficient supporting data to permit Customer’s audit, and shall thereafter promptly furnish such supplemental and supporting information as Customer shall request. Customer or its agents shall have the right to audit and examine all books, records, facilities, work, material, inventories and other items relating to any termination claim of Supplier.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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EXHIBIT 10.27.2++

18. Termination Assistance
In the event of the expiration or termination of all or of part of the Services being provided under the Agreement, Supplier shall, upon Customer's request, continue to provide the Services which were provided by Supplier prior thereto and any new services requested by Customer that may be required to facilitate the transfer of the affected Services to Customer or a third party service provider, as applicable, or Customer's designee, including, providing to Customer or third party personnel training in the performance of the affected Services (collectively, the "Termination Assistance Services") in accordance with the following:

A
At no additional cost, Supplier shall provide to Customer and any designated third party service provider: (i) in writing, to the extent available, applicable requirements, standards, policies, operating procedures and other documentation relating to the affected execution environment of the Services; (ii) answer all reasonable and pertinent verbal or written questions from Customer regarding the Services on an "as needed" basis as agreed upon by Customer and Supplier; and (iii) necessary access to the systems and sites from which the Services were provided.

B
If requested by Customer, Supplier shall assist Customer in developing a plan that shall specify the tasks to be performed by the parties in connection with the Termination Assistance Services and the schedule for the performance of such tasks.

C
Supplier shall provide the Termination Assistance Services for a period of up to [*****] from the date of termination of this Agreement (the "Termination Assistance Period"), at prices no worse to Customer than those for comparable services prior to termination.

D	Upon request from Customer to the extent permitted by third party contracts, Supplier shall do the following:

(i)
Supplier shall make available any hardware owned or leased by Supplier dedicated to the performance of the Services (“Supplier Hardware”) by allowing Customer or its designee to (a) purchase any Supplier Hardware, at net book value; and/or (b) assume the lease of any Supplier Hardware leased by Supplier.

(ii)
Supplier shall transfer or assign, upon Customer's request, any third party contracts applicable to the Services for maintenance, disaster recovery services or other necessary third party services being used by Supplier and dedicated to the performance of the Services, to Customer or its designee, on terms and conditions acceptable to all applicable parties.

(iii)	Supplier shall license to Customer, or assist Customer in obtaining a license to, software then being used by Supplier in providing the Services.

E
Supplier shall provide to Customer, in the form and with the content requested by Customer, inventories of the hardware and software used in connection with the provision of the Termination Assistance Services as needed.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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EXHIBIT 10.27.2++

F	Upon request from Customer, Supplier will allow Customer to offer employment to and to hire all non-managerial Supplier employees who have been dedicated to performing the Services.

G
Supplier acknowledges and agrees that it shall have an absolute and unconditional obligation to provide Customer with Termination Assistance Services and Supplier's quality and level of performance during the Termination Assistance Period shall continue to comply with all requirements of this Agreement.

19. Indemnification
To the fullest extent permitted by law, Supplier must defend, indemnify and hold harmless Customer, its affiliates and their respective present, former, and future shareholders, employees, contractors, successors and assigns (collectively, “Indemnified Parties”) against all damages, losses, costs, expenses (including reasonable attorneys’ fees, costs and expenses) and other liabilities arising out of any claims, demands, suits, or causes of action by third parties (collectively, “Claims”), arising out of or in connection with this Agreement (including claims of negligence by the employees or contractors of either party) which result or are claimed to result in whole or in part from: (i) any act or omission of Supplier, its affiliates or their employees or contractors; (ii) any breach of this Agreement by Supplier its affiliates or their employees or contractors; (iii) the violation of any intellectual property rights of third parties caused by Supplier, its affiliates or their employees or contractors resulting from Customer, its affiliates’ or their personnel’s use of the Services as provided in Section 2: (iv) the performance of Services under the Agreement; or (v) the violation by Supplier, its affiliates or their employees or contractors of any law or regulation.

Supplier has the right to control the defense of any Claim; provided however, that Customer may, at its election and at any time, take control of the defense and investigation of any Claim at the cost and expense of Customer. Upon Supplier’s request, Customer will reasonably cooperate in such defense.

20. Insurance
During the term of this Agreement, Supplier will maintain policies of insurance in the types and amounts set forth in the Insurance Exhibit. All such insurance policies will be issued by reputable insurance companies rated “[*****]” or better by [*****]. If such policies do not contain a [*****] of [*****] provision, they will be [*****]to provide [*****].

21. Right to Audit
Customer, at its expense, has the right to enter onto Supplier’s premises to review and/or audit the appropriate records, including the administrative procedures of Supplier, to substantiate the charges invoiced under this Agreement and to otherwise confirm compliance by Supplier with its obligations relating to Customer’s Information and otherwise under this Agreement. Supplier will preserve all pertinent documents for the purpose of auditing charges invoiced by Supplier for a period of [*****] after [*****], or such longer period as Customer specifies in this Agreement. Supplier further agrees to cooperate fully with Customer with all reasonable requests of Customer during review(s) or audit(s) and

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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EXHIBIT 10.27.2++

agrees that such audit may be used as a basis for settlement of disputes which might arise regarding payments or otherwise under this Agreement. Where Supplier utilizes the services of third parties, Supplier must include in its contracts with such third parties a “right to audit” clause with terms and conditions substantially similar to those set out in this Section 21.

22. Notices.
Except as otherwise specifically provided for in this Agreement, all notices required or permitted to be given by either party under or in connection with this Agreement will be in writing and will be deemed duly given when personally delivered or sent by registered or certified mail, return receipt requested, postage prepaid, or by prepaid recognized overnight delivery service, or by facsimile confirmed by letter, to the other party at the address set forth below, or such other address as may be requested by either party by like notice:

If to Supplier:	Telenav, Inc. 100 Galleria Officentre, Suite 428 Southfield, MI 48034 Attention: [*****]
With a copy to:	Telenav, Inc. 950 De Guigne Drive Sunnyvale, CA 94085 Attention: General Counsel Facsimile: [*****]

If to Customer:	General Motors Holdings LLC 400 Renaissance Center P.O. Box 400 Detroit, MI 48265-4000 Attention: [*****] [*****] Facsimile: [*****]
With a copy to:	General Motors Holdings LLC 400 Renaissance Center P.O. Box 400 Detroit, MI 48265-4000 Attention : Office of General Counsel [*****] Facsimile: [*****]

23. Remedies; Limitation of Liability
The rights and remedies reserved to a party in this Agreement shall be cumulative with, and additional to, all other or further remedies provided to a party in law or equity. Subject to the exclusions set forth below, neither Customer nor the Supplier shall be liable to the other for any [*****] arising out of or relating to this Agreement, whether based on an action or claim in contract, equity, negligence, tort (including strict liability) or otherwise, for events, acts or

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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EXHIBIT 10.27.2++

omissions in an [*****] amount in [*****] of [*****] the [*****], and subject to the exclusions set forth below, neither party shall be liable to the other party for [*****] (including [*****] or [*****]) or other [*****] that arise out of or are related to performance under this Agreement, whether based on an action or claim in contract, equity, negligence, tort (including strict liability) or otherwise.

The exclusions of liability set forth above are not applicable to: (i) either party’s liability resulting from bodily injury or death or from damage to any real or personal property, (ii) either party’s indemnity obligation, including but not limited to the intellectual property or proprietary rights indemnity, as set forth in this Agreement, (iii) any breach of confidentiality obligations undertaken in Sections 5 and 6 of this Agreement, (iv) any breach or violation of a party’s intellectual property or proprietary rights, (v) liability resulting from a party’s [*****] or [*****] or [*****].

24. Setoff/Recoupment
In addition to any right of setoff or recoupment provided by law, all amounts due to Supplier shall be considered net of indebtedness of Supplier and its affiliates/subsidiaries to Customer and its affiliates/subsidiaries; and Customer shall have the right to setoff against or to recoup from any amounts due to Supplier and its affiliates/subsidiaries from Customer and its affiliates/subsidiaries.

25. No Advertising
Supplier shall not, without first obtaining the written consent of Customer, in any manner advertise or publish the fact that Supplier has contracted to furnish Customer the goods or services covered by this Agreement, or use any trademarks or trade names of Customer in Supplier’s advertising or promotional materials.

26. Compliance With Laws; Employment/Business Practices
Supplier, and any goods or services supplied by Supplier, shall comply with all applicable laws, rules, regulations, orders, conventions, ordinances or standards of the country(ies) of destination or that relate to the manufacture, labeling, transportation, importation, exportation, licensing, approval or certification of the goods or services, including, but not limited to, those relating to environmental matters, data protection and privacy, wages, hours and conditions of employment, subcontractor selection, discrimination, occupational health/safety and motor vehicle safety. Supplier further represents that neither it nor any of its subcontractors will utilize child, slave, prisoner or any other form of forced or involuntary labor, or engage in abusive employment or corrupt business practices, in the supply of goods or provision of services under this Agreement. At Customer’s request, Supplier shall certify in writing its compliance with the foregoing. Supplier shall indemnify and hold Customer harmless from and against any liability claims, demands or expenses (including attorney’s or other professional fees) arising from or relating to Supplier’s noncompliance.

27. No Implied Waiver
The failure of either party at any time to require performance by the other party of any provision of this Agreement shall in no way affect the right to require such performance at any time thereafter,

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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EXHIBIT 10.27.2++

nor shall the waiver of either party of a breach of any provision of this Agreement constitute a waiver of any succeeding breach of the same or any other provision.

28. Assignment
Customer may assign or otherwise transfer this Agreement and its rights or obligations under this Agreement to any affiliated or successor company or to any purchaser of a substantial part of Customer’s business to which this Agreement relates. In addition, Customer may sublicense or otherwise delegate, in whole or in part, this Agreement and its rights or obligations under this Agreement to any such affiliate, successor or purchaser. Customer will provide Supplier written notice of any such assignment, transfer, sublicense or other delegation.

29. Relationship of Parties
Supplier and Customer are independent contracting parties and nothing in this Agreement shall make either party the agent or legal representative of the other for any purpose whatsoever, nor does it grant either party any authority to assume or to create any obligation on behalf of or in the name of the other.

30. Governing Law; Jurisdiction
This Agreement is to be construed according to the laws of the State of Michigan, excluding the provisions of the United Nations Convention on Contracts for the International Sale of Goods and any conflict of law provisions that would require application of another choice of law. Any action or proceedings by Customer against Supplier may be brought by Customer in any court(s) having jurisdiction over Supplier or, at Customer’s option, in the court(s) having jurisdiction over Customer’s location, in which event Supplier consents to jurisdiction and service of process in accordance with applicable procedures. Any actions or proceedings by Supplier against Customer may be brought by Supplier only in the court(s) in the State of Michigan

31. Severability
If any term(s) of this Agreement is invalid or unenforceable under any statute, regulation, ordinance, executive order or other rule of law, such term(s) shall be deemed reformed or deleted, as the case may be, but only to the extent necessary to comply with such statute, regulation, ordinance, order or rule, and the remaining provisions of this Agreement shall remain in full force and effect.

32. Dispute Resolution
All disputes between the parties shall initially be referred to the individuals that Supplier and Customer have assigned to this project (the “Project Managers”). If the Project Managers are unable to resolve the dispute within [*****] (or such other date agreed upon by the Project Managers) after referral of the matter to them, the parties shall notify their respective senior management of the dispute. Upon notification to senior management, senior management may, if both parties agree, meet to resolve the dispute, but if senior management is unable to resolve the dispute then (whether or not such a meeting takes place) within [*****] of referral (or such other period as the parties may agree), the parties may agree to submit the dispute to non-binding mediation before an independent dispute resolution mediator. If the parties are thereafter unable to resolve the dispute (whether or not such a mediation takes place) within [*****] of referral (or such other period as the parties may agree), the parties may pursue other available legal and equitable remedies

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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EXHIBIT 10.27.2++

33. Entire Agreement
This Agreement, together with the attachments, exhibits, supplements or other terms of Customer specifically referenced in this Agreement, constitutes the entire agreement between Supplier and Customer with respect to the matters contained in this Agreement and supersedes all prior oral or written representations and agreements. Except as expressly set forth hereinbelow, in the event of any conflict between the terms and conditions set forth in the body of this Agreement and the terms set forth in any of the exhibits attached hereto, the terms in the body of this Agreement will prevail. The foregoing notwithstanding, in the event of any conflict between the terms and conditions set forth in the body of this Agreement and the terms set forth in the Data License Agreement Exhibit or the Software Service License Agreement Exhibit, the terms in those exhibits will prevail. This Agreement may only be modified by a written agreement signed by an authorized representative of each of the parties.

IN WITNESS WHEREOF, the parties have executed this Agreement, in multiple counterparts, each of which shall be considered an original, on the date indicated below.

GENERAL MOTORS HOLDINGS LLC By: /s/ Thomas C. Heslip Name: Thomas C. Heslip (printed) Title: Senior Buyer Date: June 13, 2014	TELENAV, INC. By: /s/ Loren E. Hillberg Name: Loren E. Hillberg (printed) Title: General Counsel Date: June 12, 2014

Exhibits:
Statement of Work Exhibit
Service Levels Exhibit
Pricing and Compensation Exhibit
SOW BPO G001 GM Governance Model Exhibit
Third Party Agreements Exhibit
SOW BPO G002 ISP&C Exhibit
Data License Agreement Exhibit
Software Service License Agreement Exhibit
Insurance Exhibit

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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EXHIBIT 10.27.2++

Statement of Work Exhibit

See Data License Agreement and Exhibits

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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EXHIBIT 10.27.2++

Service Levels Exhibit

See Data License Agreement and Exhibits

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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EXHIBIT 10.27.2++

Pricing and Compensation Exhibit

See Data License Agreement and Exhibits

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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EXHIBIT 10.27.2++

Appendix A
Supplier Contract Manager, Key Employees, Competitive Process
Section A. Supplier Contract Manager

Position/Person	Name	Initial Commitment	Percentage of Commitment
Supplier Account Executive	[*****]	1 year	100%
Supplier Contract Manager	[*****]	1 year	100%
Supplier Project Executive	[*****]	1 year	100%

Section B: Key Employees

Key Employee Name	Role

Subcontractor Key Employee Name	Role

Section C. Competitive Process

▪	{Identify here}

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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